UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 17, 2021

Adial Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-38323	82-3074668
(Commission File Number)	(IRS Employer Identification No.)

1001 Research Park Blvd., Suite 100

Charlottesville, VA 22911

(Address of principal executive offices and zip code)

(434) 422-9800

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	ADIL	NASDAQ

Warrants	ADILW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On December 17, 2021, Adial Pharmaceuticals, Inc. (the “Company”), following the effectiveness of the registration statement on Form S-3 (File No. 333-261509) that was filed with the U.S. Securities and Exchange Commission on December 6, 2021, closed the second tranche of its private offering of common stock (the “2nd Tranche”) pursuant to that certain Securities Purchase Agreement dated November 9, 2021 (the “Securities Purchase Agreement”). The Securities Purchase Agreement was entered into by and between the Company and Bespoke Growth Partners, Inc. (“Bespoke”), a company controlled by Mark Peikin, the Company’s Chief Strategy Officer (who is neither an executive officer nor director of the Company), pursuant to which Bespoke purchased 180,000 shares of the Company’s common stock upon the effectiveness of the Registration Statement. The shares of common stock issued in the 2nd Tranche were priced at $4.00 per share of common stock for proceeds to the Company of $720,000. As previously disclosed, on November 9, 2021, Bespoke purchased 20,000 shares of common stock at a price of $4.00 per share in the first tranche of the private placement. No warrants were issued and no brokers fees were incurred.

The shares of the Company’s common stock sold under the Securities Purchase Agreement were issued pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended. Bespoke is an accredited investor who purchased the securities as an investment in the private placement, which did not involve a general solicitation.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

The foregoing description of the Securities Purchase Agreement is qualified in its entirety by reference to the form of Securities Purchase Agreement filed hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 8.01. Other Events.

On December 22, 2021, the Company issued a press release announcing the completion of the offering under the Securities Purchase Agreement, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Securities Purchase Agreement (Incorporated by reference to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 12, 2021 (File No. 001-38323))

99.1	Press Release issued by Adial Pharmaceuticals, Inc. on December 20, 2021

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2021	ADIAL PHARMACEUTICALS, INC.

	By:	/s/ William B. Stilley, III
	Name:	William B. Stilley
	Title:	President and Chief Executive Officer

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